CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Keith A. Guevara, as Chief Executive Officer of NBO Systems, Inc. (the “Company”), and Christopher Foley, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350(b), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Company’s interim report on Form 10-QSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the applicable requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2007	/s/	Keith A. Guevara
Chief Executive Officer
of NBO Systems, Inc.

Dated: May 15, 2007	/s/	Christopher Foley
Chief Financial Officer
(Principal Financial and Accounting Officer)
of NBO Systems, Inc.